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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 15, 2000
                                                        ------------------


                         WORLDPORT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


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        Delaware                       000-25015                     84-1127336
        --------                       ---------                     ----------
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
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification
     of incorporation)                                                   No.)
========================================================================================

               975 Weiland Road, Buffalo Grove, Illinois  60089
               ------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 229-8200
                                                           --------------
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Item 5.   Other Events.
          -------------

          On September 15, 2000, WorldPort Communications Inc. (the "Registrant") acquired all of the common stock of Sweden-based VIS-Able International AB and its affiliates for approximately US$18 million in cash. VIS-Able International AB is a leading professional services firm, specializing in complex systems development, consulting, WAP integration and Web hosting. The press release of the Registrant dated as of September 15, 2000 regarding the sale is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

(c)   Exhibits.
      --------

99.1 Press Release of WorldPort Communications, Inc. dated as of September 15, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WORLDPORT COMMUNICATIONS,INC.
                                          (Registrant)


Dated: September 29, 2000                 By: /s/ John T. Hanson
                                             -----------------------------
                                             John T. Hanson
                                             Chief Financial Officer

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